UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Vislink Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISLINK TECHNOLOGIES, INC.

101Bilby Rd, Suite 15, Bldg. 2

Hackettstown, NJ 07840

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

The following press release is a Notice of Change of Date (the “Notice”) of the Annual Meeting of Stockholders (the “Annual Meeting”) of Vislink Technologies, Inc. (the “Company”), scheduled for Friday, May 8, 2020 (the “Notice”). The Notice supplements the Definitive Proxy Statement (the “Proxy Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2020, and the Definitive Additional Materials that the Company filed with the SEC on April 17, 2020 and April 21, 2020. As described in the Notice below, the Company plans to adjourn the Annual Meeting to Friday, May 22, 2020 by means of remote communication, which will be provided by the Company in a subsequent notice ahead of the adjourned meeting, and to announce such adjournment at the Annual Meeting. The Annual Meeting will continue to be held at 9:00 a.m. (Eastern Time). The Notice is being filed with the SEC and is being made available to stockholders on or about May 6, 2020.

As previously announced, it has become impracticable to convene the Annual Meeting at the physical location for which it had been noticed due to the public health impact of the coronavirus disease 2019 (“COVID-19”) outbreak and the governmental restrictions limiting the number of people who may gather together. On April 16, 2020, the Company issued a Notice of Change of Date and Location that the Annual Meeting would be held by remote communications in order to support the health and well-being of our shareholders and Company personnel. Due to these same concerns, the Annual Meeting will continue to be held by remote communications. Furthermore, delays in mailings and related fallout from the COVID-19 pandemic have resulted in some shareholders not receiving notices and requiring other means of transmission of proxy materials and providing additional means for shareholders to consider and vote their shares.

We believe that the Notice complies with the recently issued SEC guidance and Delaware State of Emergency Order by Delaware Gov. John C. Carney, which have been issued in connection with stockholder meetings.

We intend to design the format of the Annual Meeting to provide shareholders the same rights and opportunities to participate as they would at an in-person meeting.

Our board of directors has fixed the close of business on February 20, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Your vote is important no matter how many shares you own, so please take the time to vote today. If you need assistance in voting your shares, please call our proxy solicitor, Laurel Hill Advisory Group, at 888-742-1305.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF DATE AND CHANGE OF LOCATION OF

THE ANNUAL MEETING OF STOCKHOLDERS

VISLINK TECHNOLOGIES, INC. TO HOLD REMOTE ANNUAL

MEETING OF STOCKHOLDERS ON NEW DATE

HACKETTSTOWN, NJ, May 7, 2020 — Vislink Technologies, Inc. (NASDAQ: VISL) (the “Company”) today announced that the Company plans to adjourn the Annual Meeting of Stockholders, scheduled to be held on Friday, May 8, 2020, to Friday, May 22, 2020 by means of remote communication, which will be provided by the Company in a separate communication ahead of the adjourned meeting. The Annual Meeting will continue to be held at 9:00 a.m. (Eastern Time).

Due to the COVID-19 pandemic, we are holding the Annual Meeting by remote communications in order to support the health and well-being of our shareholders and Company personnel. Furthermore, delays in mailings and related fallout from the COVID-19 pandemic have resulted in some shareholders not receiving notices and requiring other means of transmission of proxy materials and providing additional means for shareholders to consider and vote their shares.

We intend to design the format of the Annual Meeting to provide shareholders the same rights and opportunities to participate as they would at an in-person meeting.

Your vote matters and is important no matter how many shares you own. Please vote promptly and we thank you in advance for your vote!

Stockholders who need assistance in submitting their proxy or voting their shares of our common stock should call the Company’s proxy solicitor, Laurel Hill Advisory Group, at 888-742-1305.

About Vislink Technologies, Inc.

Vislink Technologies is a global leader in the development and distribution of advanced communication solutions. Driven by technical excellence that has led the industry for over 50 years, our innovative products and turnkey solutions provide reliable connectivity in the toughest environments across the global live production, military and government sectors. Our solutions include high-definition communication links that reliably capture, transmit and manage live event footage, as well as secure video systems that support mission-critical applications. Vislink Technologies shares are publicly traded on the Nasdaq Capital Market under the ticker symbol VISL. For more information, visit www.vislink.com.

Note on Forward-looking Statements

This press release may contain projections or other forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements involve risks and uncertainties, and actual events or results may differ materially. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are the risk that our reduction in operating expenses may impact our ability to meet our business objectives and achieve our revenue targets and may not result in the expected improvement in our profitability, the fact that our future growth depends in part on further penetrating our addressable market and also growing internationally, and we may not be successful in doing so; our dependence on sales of certain products to generate a significant portion of our revenue; the effect of a decrease in the sales or change in sales mix of these products would harm our business; the risks that an economic downturn or economic uncertainty in our key U.S. and international markets may adversely affect demand for our products; difficulty in accurately predicting our future customer demand; the importance of maintaining the value and reputation of our brand; and other factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2019 and our other subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof or as of the date otherwise stated herein. The Company disclaims any obligation to update these forward-looking statements.

FOR MORE INFORMATION:

investors@vislink.com